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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 21, 1999


                                 PRINTPACK, INC.
                                 ---------------
             (Exact name of Registrant as specified in Its Charter)

    GEORGIA                        333-13727                     58-0673779
    -------                        ---------                     ----------
   (State of                      (Commission                  (IRS Employer
Incorporation)                    File Number)               Identification No.)


         4335 Wendell Drive, S.W., Atlanta, Georgia              30336
         -------------------------------------------------------------
              (Address of principle executive offices) (Zip Code)


                 (Telephone number of registrant) (404) 691-5830
                                                  --------------

                                 NOT APPLICABLE
                                 --------------
      (Former Name, Former Address and Former Fiscal Year, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On May 21, 1999, Printpack, Inc., a Georgia corporation ("Printpack"), amended and restated its Credit Agreement, a copy of which is attached as an exhibit hereto. On the same date, Printpack also amended its Receivables Purchase Agreement ("RPA"), originally dated as of August 22, 1996. The amendment to the RPA is also attached as an exhibit hereto. Also attached as an exhibit is a prior amendment to the RPA dated as of September 21, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


      EXHIBIT NO.       DESCRIPTION
      -----------       -----------

        99.1            Amended and Restated Credit Agreement, dated as of
                        May 21, 1999, among Printpack, Inc., the Institutions from time to time parties thereto as lenders, and The
                        First National Bank of Chicago, as Agent.

        99.2            Waiver and Amendment of Receivables Purchase
                        Agreement dated as of September 21, 1998, by and among Flexible Funding Corp. as Seller, Falcon Asset
                        Securitization Corporation and The First National Bank of Chicago, individually and as Agent.

        99.3            Amendment of Receivables Purchase Agreement dated as of
                        May 21, 1999 by and among Flexible Funding Corp. as
                        Seller, Falcon Asset Securitization Corporation and The
                        First National Bank of Chicago, individually and as Agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRINTPACK, INC.


Date:  June 9, 1999                        By: /s/ R. Michael Hembree
                                              ---------------------------------
                                               R. Michael Hembree
                                               Vice President, Finance and
                                               Administration



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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            Amended and Restated Credit Agreement, dated as of
                May 21, 1999, among Printpack, Inc., the Institutions
                from time to time parties thereto as lenders, and The
                First National Bank of Chicago, as Agent.

99.2            Waiver and Amendment of Receivables Purchase
                Agreement dated as of September 21, 1998, by and among Flexible Funding Corp. as Seller, Falcon Asset
                Securitization Corporation and The First National Bank of Chicago, individually and as Agent.

99.3            Amendment of Receivables Purchase Agreement dated as of May 21,
                1999 by and among Flexible Funding Corp. as Seller, Falcon
                Asset Securitization Corporation and The First National Bank of
                Chicago, individually and as Agent.